PARTICIPATION AGREEMENT
                                     FOR THE

                               CENTENNIAL BANCORP
                           DEFERRED COMPENSATION PLAN

THIS AGREEMENT, made and entered into this _____ day of ___________, 19____, by and between CENTENNIAL BANCORP, a Company organized and existing under the laws of the State of Oregon, hereinafter called the Company, and __________________, hereinafter called the Employee.


                              W I T N E S S E T H:

WHEREAS, the Employee has been in the employ of the Company or an Affiliate for Several years, and is now, and for years past has been serving as an employee, and,

WHEREAS, it is the consensus of the Company's Board of Directors that (I) the Employee's services in the past have been of merit and have constituted a valuable contribution to the general welfare of the Company and its Affiliates and (ii) continuing and enhanced operating efficiency and profitability can be expected from Employee on an ongoing basis; and,

WHEREAS, it is the desire of the Company that Employee's services be retained as herein provided; and,

WHEREAS, it is the desire of the Company that Employee's services be retained as herein provided; and,

WHEREAS, the Employee is willing to continue tin the employ of the Company or an Affiliate;

WHEREAS, the Company has established the CENTENNIAL BANK Deferred Compensation Plan (the "Plan"), an unfunded deferred compensation arrangement to provide supplemental retirement benefits for a select group of management and highly compensated employees of the Company and/or its Affiliates;

WHEREAS, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained, it is the desire of the Company that Employee participate in the Plan;

NOW, THEREFORE, it is agreed as follows:

     1. COMPANY DESIGNATION OF ELIGIBILITY. Pursuant to Section 2.01(f) of the Plan, the Company has designated Employee as an employee eligible to participate in the Plan effective _________________, 19____ (the "Participation Date").

     2. EMPLOYEE ELECTION TO PARTICIPATE. Employee hereby elects to participate in the Plan and to receive the benefits provided for under the Plan as described below. Employee acknowledges that he or she has read and understands the Plan, including provisions that describe the circumstances under which Employee may lose the right to participate in the Plan and to receive benefits under the Plan.

     3. SALARY REDUCTION AMOUNT. In accordance with and subject to the provisions of the Plan, as the same may be amended from time to time, Employee is eligible and voluntarily elects to reduce his or her 1996 salary as follows:

        a. Employee hereby agrees to a reduction in salary by $____________ or _____% each pay period for services performed subsequent to this Agreement;

        b. Employee understands that this Salary Reduction Agreement applies only to salary earned after this Agreement is in effect and is binding with respect to salary earned while it is in effect;

        c. Employee further; understands that changes in the amount of salary reduction may be made only prior to the beginning of Employee's taxable year for which the salary is payable; and

        d. Employee further understands that he or she may terminate this Agreement at any time, with respect to salary not yet earned, by filing a written notice of termination with the Plan Administrator.

     4. BONUS DEFERRAL AMOUNT. In accordance with and subject to the provisions of the Plan, as the same may be amended from time to time, Employee is eligible and voluntarily elects to reduce his or her 1996 bonus as follows:

        a. Employee hereby agrees to a reduction in bonus by $______________ or ______% for services performed subsequent to this Agreement;

        b. Employee understands that this Bonus Deferral applies only to bonus earned after this Agreement is in effect and is binding with respect to bonus earned while it is in effect;

        c. Employee further understands that changes in the amount of bonus deferred may be made only prior to the beginning of Employee's taxable year for which the bonus is payable; and

        d. Employee further understands that he or she may terminate this Agreement at any time, with respect to bonus not yet earned, by filing a written notice of termination with the Plan Administrator.

     5. DEFERRAL ACCOUNT. Company shall maintain a bookkeeping reserve account to which Employee's deferrals under the Plan will be credited (Employee's Deferred Compensation Account) and shall credit investment return accrued thereon for each Plan Year (as determined by the Company in its sole discretion). Company is under no obligation to acquire or provide any specific investments for Employee, and any investments actually made by Company will be made solely in the name of Company and will remain Company's property.

     6. RETIREMENT DATE. For purposes of the Plan, Employee's Retirement Date shall be the later of the Employee's sixty-fifth (65th) birthday, or fifth (5th) anniversary of participation in the Plan.

     7. BENEFIT DISTRIBUTION. Employee, or Employee's designated beneficiary shall commence a distribution of benefits under the terms of the Plan upon the Employee's Retirement Date or earlier Termination of Employment. Employee agrees that payments of the Employee's Deferred Compensation Account balance shall be made as follows:

        a. [______________] In lump sum; or

        b. [______________] Payable for a period of five (5) years on a monthly basis, for a total of sixty (60) payments, in accordance with and subject to the terms of the Plan; or

        c. [______________] Payable for a period of ten (10) years on a monthly basis, for a total of one-hundred twenty (120) payments, in accordance with and subject to the terms of the Plan; or

        d. [______________] Payable as an In-Service Distribution (as that term is defined in Section 4.01-3 of the Plan) commencing on ______________, and paid in ______________ lump-sum or ______________ annual installments over a period of ______________ years.

     8. ENTIRE BENEFIT. This Agreement, when executed by the Company and Employee shall create and constitute the Employee's total Deferred Compensation Benefit. The terms of the Plan, and any amendments thereto, are expressly incorporated herein and shall form a part hereof as fully as if set forth herein. The terms of the Plan as incorporated with this Agreement shall constitute the entire agreement and sole terms of the Plan with respect to Employee. Any other promises or agreements for deferred compensation, written or oral, are superseded and replaced by the provisions of this Agreement, and are no longer effective unless they are contained in this document.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its President and its Corporate seal affixed, duly attested by its Secretary, and the Employee has hereunto set his hand and seal at Eugene, Oregon the day and year first above written.


                                             CENTENNIAL BANCORP



                                             By:
                                                -------------------------------
                                                  (Chief Financial Officer)



ATTEST


By:
   -----------------------------
         (Secretary)



                                             ----------------------------------
                                                         (Employee)






                           DESIGNATION OF BENEFICIARY

Pursuant to the terms of the CENTENNIAL BANCORP Deferred Compensation Plan, I hereby designate the following beneficiary(ies) to receive any payments which may be due under such Agreement after my death.


Primary Beneficiary                          Relationship
                   ------------------------              ----------------------

Second Beneficiary                           Relationship
                   ------------------------              ----------------------


                                             Relationship
-------------------------------------------              ----------------------


The Primary Beneficiary named above shall be the designated Beneficiary referred to in Article ______________ of the Plan, if he or she is living at the time a death benefit payment thereunder becomes due and payable, and the Secondary Beneficiary named above shall be the designated beneficiary referred to in 4.04 of the Plan only if he or she is living at the time a death benefit payment becomes payable and the Primary Beneficiary is not then living.

This designation hereby revokes any prior designation which may have been in effect.


                                             Date:
                                                  -----------------------------


------------------------------------------       ------------------------------
             (Witness)                                       (Employee)


         Acknowledged By:


                                                 ------------------------------
                                                         (Corporate Officer)


                                                 ------------------------------
                                                              (Title)